UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

VALERO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13175	74-1828067
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Valero Way
San Antonio, Texas	78249
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 345-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 28, 2005, the stockholders of Valero Energy Corporation (the “Company”) approved the Valero Energy Corporation 2005 Omnibus Stock Incentive Plan (the “Plan”). The Plan is described in and attached as Appendix A to the Company’s Notice of 2005 Annual Meeting of Stockholders and Proxy Statement, filed March 25, 2005.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.

10.01

Valero Energy Corporation 2005 Omnibus Stock Incentive Plan - incorporated by reference to Appendix A to the Company’s Notice of 2005 Annual Meeting of Stockholders and Proxy Statement, filed March 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERO ENERGY CORPORATION

Date: May 3, 2005	By:	/s/ Jay Browning

Jay D. Browning
Vice President and Secretary

3